UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 13, 2007
(Date of earliest event reported)

                  COBALT CMBS Commercial Mortgage Trust 2007-C2
                  ---------------------------------------------
                         (Exact name of issuing entity)

                                  CWCapital LLC
                                  -------------
               (Exact name of sponsor as specified in its charter)

                       Wachovia Bank, National Association
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

                      Citigroup Global Markets Realty Corp.
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Artesia Mortgage Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                       CWCapital Commercial Funding Corp.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                    333-140740                    20-4176380
--------------------------------------------------------------------------------
   (State or other           (Commission File No.)           (IRS Employer
    jurisdiction of                                       Identification No.)
    incorporation)

            One Charles River Place
              63 Kendrick Street
            Needham, Massachusetts                                   02494
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      (Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, including area code  (800) 927-9800
                                                    ----------------------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      ITEM 9.01.  Financial Statements and Exhibits.
                  ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits



Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 13, 2007, relating to validity and tax matters.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWCAPITAL COMMERCIAL FUNDING CORP.

Date: April 13, 2007

                                   By: /s/ Scott D. Spelfogel
                                       ---------------------------------------
                                       Name:  Scott D. Spelfogel
                                       Title: Senior Vice President

                                Exhibit Index
                                -------------

Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

8.1             Opinion of Cadwalader, Wickersham & Taft         E
                LLP, dated as of April 13, 2007,
                relating to validity and tax matters

                                 Exhibit 8.1

    Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 13, 2007, relating to validity and tax matters
                                 See attached